UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 500

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 500

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 725-0805

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

December 31, 2024

PINNACLE VALUE FUND

PVFIX

ADDITIONAL INFORMATION

This Annual Shareholder Report contains important information about the Pinnacle Value Fund - PVFIX for Jan. 1, 2024 to Dec. 31, 2024.

You can find additional information at www.pinnaclevaluefund.com. You can also request this information by calling (877) 369-3705 X115.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Pinnacle Value Fund	$131.00	1.24%

*Annualized

managment’s discussion of fund performance

Our Fund’s NAV rose 10.7% in 2024, versus the benchmark Russell 2000 which rose 11.5%. As we’ve said in the past, our goal is to match the benchmark R2000 on the upside while outperforming it on the downside. Results were inhibited by our large cash balances.

The portfolio remains conservatively positioned with plenty of cash to take advantage of any market dislocation. We continue to search for undervalued equities with strong fundamentals and reasonable valuations that provide an adequate margin of safety.

The US small cap market, as measured by the R2000, had a volatile year. The first and third quarters were up while the second and fourth quarters were flat to down. Assumptions that inflation would continue to fall were dashed when it became clear that inflation was stickier than expected. As a result, the Fed tempered expectations of further rate cuts following a 50 basis point reduction in October followed by two 25 basis point reductions in November at December. Further rate reductions will be ”data dependent” with expectations of two reductions in 2025.

Contributors to performance outweighed detractors. Our biggest contributors included Gulf Island Fabrication, Graham Corp. and Universal Stainless & Alloy Products. Gulf Island continues to win fabrication and services awards as it scouts for accretive acquisitions. They launched a Cleaning & Environmental Services business to target the large market for the decommissioning/dismantling of dormant offshore oil rigs. Graham Corp. has carved out a profitable niche building specialized vacuum and heat transfer components for new Navy aircraft carriers and submarines. In a world full of conflicts, we suspect the Navy will keep their fleet battle ready for years to come. Finally, Universal Stainless received a cash acquisition bid from Amperam, a Luxemburg producer of stainless and specialty steel seeking to expand in the USA.

Detractors from performance include Dorian LPG, Seacor Marine and Hooker Furniture. Dorian LPG owns a fleet of specialized sea faring tankers that transport liquid petroleum gas (LPG) from major supply hubs in the Middle East and the Americas to major demand points in China and Southeast Asia. LPG has many uses including heating, cooking and manufacturing but the worldwide fleet transporting LPG has grown faster than demand leading to overcapacity and weak shipping rates and profits. Dorian remains profitable and has a strong balance sheet to survive the current squall. Seacor Marine operates a fleet of 55 offshore supply vessels that service offshore oil rigs worldwide. Seacor missed earnings expectations on softer demand in Gulf of Mexico and North Sea as well as lower utilization driven by a heavy drydocking schedule. We continue to hold our shares as we closely monitor Seacor’s balance sheet and operating fundamentals. Finally, Hooker Furniture is experiencing weak furniture demand as higher mortgage rates have dampened demand for existing and new home sales a key source of furniture demand. Fortunately, Hooker has a solid balance sheet and strong brand name.

We did slightly more buying than selling 2024. We added four new positions during the year. AerSale provides aftermarket aircraft, engines and parts to passenger and cargo airlines, leasing companies, defense contractors and original equipment manufacturers. AerSale should benefit from continued demand for increasingly affordable air travel worldwide. Ingles Markets operates 198 supermarkets in 6 southern states. Ingles sits in the heart of “retirement country” and owns the vast majority of its stores (including land) as well as a vertically integrated milk processing plant. Omegaflex makes flexible metal hose used in commercial and residential construction. The business is highly profitable but faces headwinds as higher interest rates impact end user demand. Finally, Seaboard Corp is an agricultural conglomerate with interests in pork processing, grain trading/storage, cargo shipping, sugar, alcohol and electric power generation. They also own 52% of Butterball, a leading turkey brand.

There has been no change in our fundamental outlook. We continue to believe the US stock market remains fully valued based on metrics like P/E, price to book and price to cash flow. We believe interest rates will stay higher for longer as the Fed continues to walk the fine line of containing inflation while fostering economic growth. It’s unclear how much longer high deficit spending can continue without putting additional upward pressure on interest rates. We suspect corporate profit margins are probably past peak levels as more firms are forced to absorb higher labor and material costs in order to maintain business. Consumer spending appear wobbly as credit card and auto loan delinquencies continue to rise. Finally, many firms leveraged up during the good times and have no room for error should interest rates rise. We view volatility as our friend and a chance to add positions at favorable prices when the market trades lower.

By now you should have received your yearend statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities arise and are searching diligently for such opportunities. Your portfolio manager remains a major Fund shareholder and buys shares opportunistically.

John E. Deysher

Pinnacle Value Fund

President & Portfolio Manager

745 Fifth Ave.- 500

212-725-0805

New York, NY 10151

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Pinnacle Value Fund	10.70%	10.68%	5.91%
Russell 2000 Index	11.54%	7.40%	7.82%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares held in taxable accounts. Updated performance data current to the most recent month-end can be obtained by calling 369-3705 X115.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$36,396,290	41	21.72%	$335,067

top ten positions

% net assets
1.Gulf Island Fabrication- engineering/design/fabrication	7.9%
2. Unifi- texturized nylon or polyester yarn used to produce fabrics	5.4%
3.Hurco Cos.- machine tool maker w/ worldwide distribution	5.2%
4. Culp, Inc.- fabrics for furniture & mattress coverings	5.2%
5. Weyco Group- wholesale & retail shoes	3.8%
6. Bristow Group- helicopter services to commercial/government clients	3.6%
7. Ingles Supermarkets- Southeastern retail grocery chain	3.0%
8. Seaboard- diversified global agriculture conglomerate	2.5%
9. Aersale- aviation services to commercial/government clients	2.3%
10. OP Bancorp- Korean American bank	2.2%
Total	41.1%

YTD TOP 5 Contributors (includes dividends)
1.Gulf Island Fabrication	3.0%
2. Graham Corp	1.2
3. Universal Stainless & Alloy Products	1.0
4. Daktronics	1.0
5. Bristow Group	0.9%

YTD TOP 5 Detractors (includes dividends)
1.Dorian LPG	-0.7%
2. Seacor Marine	-0.7
3. Hooker Furniture	-0.6
4. Seaboard	-0.5
5. Hurco Cos.	-0.3%

SECURITY CLASSIFICATIONS
Government Money Market Funds	36.3%
Apparel & Textiles	11.3%
Consumer Goods & Services	10.4%
Industrial Goods & Services	8.4%
Transportation	8.0%
Construction & Fabrication	7.9%
Energy	6.5%
Banks & Thrifts	4.0%
Closed End & Exchange Traded Funds	2.8%
Insurance & Real Estate	2.6%
Technology	1.8%
Total	100.0%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Pinnacle Value Fund at 369-3705 X115, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For more information about the Fund; including the prospectus, financial information, holdings and proxy information, see www.pinnaclevaluefund.com or call 877-369-3705 X115.

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns.

                               FYE 12/31/24    FYE 12/31/23

Audit services        $12,600                  $12,600

Tax services             $2,800                    $2,800

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                       FYE 12/31/24      FYE 12/31/23

Registrant                                                              $0                            $0

Registrant’s Investment Adviser                  $0                            $0

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Included in Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
		December 31, 2024
Shares/Principal Amount	Basis		Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textiles
57,733	Crown Crafts, Inc.	$ 278,984	$ 259,221
320,122	Culp, Inc. *	1,641,282	1,879,116
316,181	Unifi, Inc. *	1,936,810	1,976,131
		3,857,076	4,114,468	11.30%
Banks & Thrifts
11,007	Hope Bancorp, Inc.	39,801	135,276
50,936	OP Bancorp	415,728	805,298
25,757	PCB Bancorp	317,122	521,322
		772,651	1,461,896	4.02%
Construction & Fabrication
422,666	Gulf Island Fabrication, Inc. *	1,721,926	2,878,355	7.91%

Energy
38,364	Bristow Group, Inc. *	473,199	1,315,885
15,570	Dorian LPG Ltd.	83,385	379,441
593	Sabine Royalty Trust	14,617	38,432
57,389	Seacor Marine Holdings, Inc. *	239,606	376,472
20,053	Select Water Solutions, Inc.	113,116	265,502
		923,923	2,375,732	6.53%
Furniture & Fixtures
6,353	Ethan Allen Interiors, Inc.	65,501	178,583
1,638	Flexsteel Industries, Inc.	13,711	89,009
20,920	Hooker Furnishings Corp.	278,728	293,089
		357,940	560,681	1.54%
Industrial Metals
14,431	Friedman Industries, Inc.	65,816	220,650
1,400	Omega Flex, Inc.	73,732	58,758
6,991	Universal Stainless & Alloy Products, Inc. *	49,340	307,814
		188,888	587,222	1.61%
Insurance
242,498	First Acceptance Corp. *	217,785	734,769	2.02%

Power Equipment
6,183	AstroNova, Inc. *	52,315	74,258

11,612	Graham Corp. *	83,490	516,386
98,274	Hurco Cos., Inc.	2,082,765	1,895,705
		2,218,570	2,486,349	6.83%
Real Estate
4,207	Getty Realty Corp.	47,745	126,757
2,000	Tri Pointe Homes, Inc.	30,475	72,520
		78,220	199,277	0.55%
Retail
17,224	Ingles Markets, Inc.	1,166,113	1,109,915
2,000	Shoe Carnival, Inc.	14,439	66,160
13,729	The Buckle, Inc.	187,262	697,570
36,678	Weyco Group, Inc.	822,905	1,377,259
		2,190,719	3,250,904	8.93%

Technology
3,000	Benchmark Electronics, Inc.	58,685	136,200
42,436	Coda Octopus Group, Inc. *	210,685	332,274
7,722	Daktronics, Inc. *	20,888	130,193
7,562	Ultralife Corp. *	31,560	56,337
		321,818	655,004	1.80%
Transportation
133,505	AerSale Corp. *	671,024	841,082
27,882	Heartland Express, Inc.	391,861	312,836
1,000	Kirby Corp. *	36,874	105,800
380	Seaboard Corp.	1,117,401	923,271
127,217	StealthGas, Inc. *	350,748	718,776
		2,567,908	2,901,765	7.97%

Total for Common Stock	$ 15,417,424		$ 22,206,422	61.02%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	74,820
17,100	Sprott Gold Miners ETF	316,339	474,706
13,822	Sprott Junior Gold Miners ETF	310,477	459,749

Total for Closed-End & Exchange Traded Funds	$ 683,586		$ 1,009,275	2.77%

SHORT TERM INVESTMENTS
Money Market Fund
13,375,213	Federated Government Obligations Fund Institutional Class 5.18% **	13,375,213	13,375,213

Total for Short Term Investments	$ 13,375,213		$ 13,375,213	36.75%

	Total Investments	$ 29,476,223	$ 36,590,910	100.53%

	Liabilities in excess of other assets		(194,620)	(0.53)%

Net Assets	$ 36,396,290	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at December 31, 2024.
The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2024

Assets:
Investment Securities at Market Value	$ 36,590,910
(Identified Cost $29,476,223)
Cash	1,000
Receivables:
Dividends and Interest	147,710
Shareholder Subscriptions	5,000
Prepaid Expenses	2,397
Total Assets	36,747,017
Liabilities:
Payable to Advisor	337,350
Shareholder Redemptions	6,325
Accrued Expenses	7,052
Total Liabilities	350,727
Net Assets	$ 36,396,290

Net Assets Consist of:
Paid-In Capital	$ 28,652,424
Distributable Earnings	7,743,866
Net Assets	$ 36,396,290
Net Asset Value and Redemption Price
Per Share ($36,396,290/2,213,995 shares outstanding), no par value, unlimited
shares authorized	$ 16.44

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2024

Investment Income:
Dividends	$ 420,233
Interest	723,998
Total Investment Income	1,144,231
Expenses:
Investment Advisor Fees (Note 3)	444,920
Transfer Agent & Fund Accounting Fees	42,115
Insurance Fees	16,045
Audit Fees	15,043
Trustee Fees	9,626
Custodial Fees	9,227
Registration Fees	6,416
Miscellaneous Fees	4,612
Legal Fees	2,005
Printing & Mailing Fees	1,204
Total Expenses	551,213
Advisory Fees Waived by Advisor	(109,853)
Net Expenses	441,360

Net Investment Income	702,871

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,889,106
Change in Unrealized Appreciation on Investments	(21,446)
Net Realized and Unrealized Gain on Investments	2,867,660

Net Increase in Net Assets from Operations	$ 3,570,531

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2024	12/31/2023
From Operations:
Net Investment Income	$ 702,871	$ 641,601
Net Realized Gain on Investments	2,889,106	2,691,559
Capital Gain Distributions from Regulated Investment Companies	-	6,063
Net Change In Unrealized Appreciation	(21,446)	3,834,481
Net Increase in Net Assets from Operations	3,570,531	7,173,704

From Distributions to Shareholders:
Distributions	(4,481,889)	(1,973,918)
Total Distributions to Shareholders	(4,481,889)	(1,973,918)

From Capital Share Transactions:
Proceeds From Sale of Shares (a)	2,003,569	3,537,504
Shares issued in Reinvestment of Dividends	4,161,021	1,828,711
Cost of Shares Redeemed	(3,369,804)	(5,334,037)
Net Increase (Decrease) from Shareholder Activity	2,794,786	32,178

Net Increase in Net Assets	1,883,428	5,231,964

Net Assets at Beginning of Year	34,512,862	29,280,898
Net Assets at End of Year	$ 36,396,290	$ 34,512,862

Share Transactions:
Issued	114,365	230,633
Reinvested	251,878	113,514
Redeemed	(195,109)	(344,001)
Net Increase (Decrease) in shares	171,134	146
Shares outstanding beginning of Year	2,042,861	2,042,715
Shares outstanding end of Year	2,213,995	2,042,861

(a) Includes Redemption Fees of $4,622 for the year ended December 31, 2024, and $428 for the year ended December 31, 2023.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each year.
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Net Asset Value -
Beginning of Year	$ 16.89	$ 14.33	$ 15.65	$ 14.76	$ 14.27
Net Investment Income *	0.35	0.32	0.17	0.19	0.10
Net Gains or Losses on Securities
(realized and unrealized)	1.46	3.27	0.01	1.90	0.39
Total from Investment Operations	1.81	3.59	0.18	2.09	0.49

Distributions from Net Investment Income	(0.36)	(0.32)	(0.16)	(0.36)	-
Distributions from Capital Gains	(1.90)	(0.71)	(1.34)	(0.84)	-
Total Distributions	(2.26)	(1.03)	(1.50)	(1.20)	-

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Year	$ 16.44	$ 16.89	$ 14.33	$ 15.65	$ 14.76

Total Return	10.70%	25.37%	1.14%	14.31%	3.43%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 36,396	$ 34,513	$ 29,281	$ 32,107	$ 29,317

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.55%	1.58%	1.60%	1.56%	1.66%
Ratio of Net Income to Average Net Assets	1.67%	1.69%	0.75%	0.80%	0.37%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Income to Average Net Assets	1.97%	2.03%	1.10%	1.12%	0.79%

Portfolio Turnover Rate	21.72%	22.90%	39.67%	7.48%	48.23%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Pinnacle Value Fund

Bertolet Capital Trust

Notes to Financial Statements

DECEMBER 31, 2024

1.)	ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares. Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long-term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)	Significant Accounting Policies

Security Valuation:

The Fund will primarily invest in equities and convertible securities. Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value. A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks. Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2024:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 22,206,422	$ -	$ -	$ 22,206,422
Closed-end & Exchange Traded Funds	1,009,275	-	-	1,009,275
Money Market Funds	13,375,213	-	-	13,375,213
Investments at Market	$ 36,590,910	$ -	$ -	$ 36,590,910

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end. The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2024. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2024, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2024 the Fund held approximately 37% of net assets in the Federated Government Obligations Fund Institutional Class.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Income Taxes:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short-term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2024 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. There were $4,622 in early redemption fees for the year ended December 31, 2024, and $428 in early redemption fees for the year ended December 31, 2023.

3.)	Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser). Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter. For the year ended December 31, 2024, Adviser earned $444,920 in fees which are paid yearly. For the year ended December 31, 2024, the Adviser waived $109,853 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser. Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2025.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund. Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation. Adviser is entitled to recoup $103,325 through December 31, 2025, $108,089 through December 31, 2026, and $109,853 through December 31, 2027.

4.)	SEGMENT REPORTING

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.

5.)	Purchases and Sales of Securities

For year ended December 31, 2024, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $5,183,587 and $4,739,159, respectively.

6.)	FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2024. Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2024, the Fund paid an ordinary income distribution of $0.36 per share, and a long-term capital gain of $1.90 per share. For the year ended December 31, 2023 the Fund paid an ordinary income distribution of $0.32 per share, a short-term capital gain of $0.02 per share, and a long-term capital gain of $0.69 per share.

The tax nature of distributions paid during the year ended December 31, 2024, and year ended December 31, 2023 and, were as follows:

	2024	2023
Ordinary Income	$719,035	$ 642,190
Long Term Capital Gain	$3,762,854	$1,331,728
	$4,481,889	$1,973,918

At December 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 29,514,976

Gross tax unrealized appreciation	$ 7,729,728
Gross tax unrealized depreciation	(653,794)
Net tax unrealized appreciation	7,075,934
Undistributed ordinary income	49,767
Accumulated capital and other gains - net	618,165
Total Distributable Earnings	$ 7,743,866

At December 31, 2024, the Fund had no capital loss carryforwards. At December 31, 2024, the Fund had no post-October losses.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

8.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven trading days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (69)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Bruce C. Baughman (76)	Trustee	Unlimited	Private Investor	None
January 2023

Richard M. Connelly (69)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (59)	Trustee	Unlimited	Entrepreneur	None
		Since Inception	Private Investor

TRUSTEES AND SERVICE PROVIDERS

Trustees: Bruce C. Baughman, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: Huntington Bank, 41 South High Street, Columbus, OH 43287

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2025

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven trading days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL FINANCIAL STATEMENTS

DECEMBER 31, 2024

www.pinnaclevaluefund.com

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 16. Controls and Procedures.

(a)	Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)	Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

President

Bertolet Capital Trust

Date: March 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John E. Deysher

President

Bertolet Capital Trust

Date: March 3, 2025